UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

PROSOMNUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41567	88-2978216
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5675 Gibraltar Avenue
Pleasanton, CA	94588
(Address of principal executive offices)	(Zip Code)

(844) 537-5337

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	OSAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 2, 2023, ProSomnus, Inc. (the “Company”) received a notification letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market, LLC (“Nasdaq”) that, based on the closing bid price of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for the preceding 30 consecutive business days, the Company was not in compliance with the minimum bid price requirement for continued listing on The Nasdaq Global Market. Nasdaq Listing Rule 5450(a)(1) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days.

The Company intends to monitor the closing bid price of the Common Stock. The Company is evaluating available options, including seeking to effect a reverse stock split, to resolve the noncompliance matters described herein and intends to take appropriate steps to maintain its listing on Nasdaq.

The Notice has no immediate effect on the listing of the Common Stock on The Nasdaq Global Market. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Common Stock must be at least $1.00 per share for a minimum of 10 consecutive business days by April 30, 2024, and the Company must otherwise satisfy The Nasdaq Global Market’s requirements for listing.

In the event the Company does not regain compliance with the Minimum Bid Price Requirement by April 30, 2024, the Company may be eligible for additional time to regain compliance. To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If the Company meets these requirements, the Company will be granted an additional 180 calendar days to regain compliance. If the Company does not qualify for or fails to regain compliance during the second compliance period, then the Nasdaq staff will provide written notification to the Company that the Common Stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel.

Additionally, as previously disclosed, the Company received separate written notices from Nasdaq, indicating that the Company was no longer in compliance with the minimum Market Value of Listed Securities (“MVLS”) of $50,000,000 required for continued listing on the Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”), and that the Company was no longer in compliance with the minimum Market Value of Publicly Held Shares (the “MVPHS”) of $15,000,000, as set forth in Nasdaq Listing Rule 5450(b)(2)(C) (the “MVPHS Requirement”), for continued listing on Nasdaq. The Company was afforded an initial compliance period of 180 calendar days for the MVLS Requirement and the MVPHS Requirement, which are set to expire on February 12, 2024 and March 18, 2024, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and the Company’s expectations, strategy, plans or intentions regarding it. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to regain compliance with the Minimum Bid Price and the MVPHS and MLVS Requirements, the Company’s intentions to actively monitor its Minimum Bid Price, and the Company’s intention to maintain its listing on Nasdaq.

All forward-looking statements included in this Current Report on Form 8-K are made as of the date of this report, based on information currently available to the Company, deal with future events, and are subject to various risks and uncertainties, including the risk that the Company may not meet the Minimum Bid Price Requirement, the MVPHS Requirement or the MLVS Requirement by the required compliance date or in the future, the risk that the Company may not otherwise meet the requirements for continued listing under the Nasdaq Listing Rules, the risk that Nasdaq may not grant the Company relief from delisting if necessary, and the risk that the Company may not ultimately meet applicable Nasdaq requirements if any such relief is necessary, among other risks and uncertainties, and actual results could differ materially from those anticipated in those forward-looking statements. The risks and uncertainties that may cause actual results to differ materially from the Company’s current expectations are more fully described in the Company’s Annual Report on Form 10-K filed with the SEC on April 14, 2023, any subsequently filed Quarterly Reports on Form 10-Q, and its other reports, each as filed with the SEC. Except as required by law, the Company assumes no obligation to update any such forward-looking statement after the date of this report or to conform these forward-looking statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2023	PROSOMNUS, INC.

	By:	/s/ Brian B. Dow
Name: Brian B. Dow
Title: Chief Financial Officer